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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 2, 2005
                                                         ----------------

                             SECURED SERVICES, INC.
                             ----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                     001-12536                   11-2964894
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     (STATE OR OTHER                (COMMISSION                (IRS EMPLOYER
     JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 227-9696
                                                           --------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS;

     (b) - (c) On November 2, 2005, Secured Services, Inc. ("Secured") appointed John Lund to the position of Chief Financial Officer replacing Jane Dietze, who was serving as Secured's Interim Chief Financial Officer. In connection with the appointment, Secured and Mr. Lund agreed on a compensation package which includes a grant of stock options for 800,000 shares of common stock and an annual base salary of $190,000 plus a performance based bonus of up to $100,000 subject to Secured achieving certain milestones. Jane Dietze will continue to serve as Chairman of the Board.

     The business experience and qualifications of John Lund are as follows:

     JOHN LUND, 43, has almost 20 years of experience in finance and accounting in software, service and public accounting companies. Mr. Lund served, (i) from June 2004 to January 2005, as chief financial officer of HandySoft Global Corporation, a provider of Business Process Management software and services; and (ii) from December 1995 to January 2005, as the chief financial officer and treasurer and a member of the Board of Directors of Cysive, Inc, a provider of multi-channel enterprise software and services that allow companies to integrate Web, wireless, voice-activated systems and Web services across an enterprise. Mr. Lund is a Certified Public Accountant and holds a B.S. from Brigham Young University.

ITEM 8.01: OTHER EVENTS.

     On November 2, 2005, Secured issued a press release announcing its hiring of John Lund as Secured's new Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report.


ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1     Press release dated November 2, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Secured Services, Inc.


Dated:  November 2, 2005               By:      /s/ Robert Skinner
                                          --------------------------------------
                                           Robert Skinner,
                                           President and Chief Executive Officer


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